UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, 51st Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 375-3006

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Subject to the effectiveness of its registration statement, the registrant will restart its rights offering on Tuesday, November 22, 2016. The effective time of the rights offering will be the close of business on November 22, 2016 and the subscription price will be eighty percent of the volume weighted average trading price of the registrant’s common stock for the thirty consecutive trading days ending on and including November 22, 2016. A prospectus will be distributed to all holders of the registrant’s common stock as of the effective time of the close of business on November 22, 2016. The registrant reserves the right to terminate the rights offering in its sole discretion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2016

GREAT ELM CAPITAL GROUP, INC.

By:	/s/ James D. Wheat
James D. Wheat
Chief Financial Officer